SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 19, 2007

SKINS INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-51119	20-4711789
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

45 West 21st Street, 2nd Floor New York, NY 10010
(Address of principal executive offices)

Registrant's telephone number, including area code:	(212) 561-5111

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

5.02 (c)

On July 19, 2007, Skins Inc. (the “Company”) appointed Deborah A. Gargiulo, 40, as the Company’s new Chief Financial Officer. Before her appointment as an executive officer of the Company, Ms. Gargiulo most recently served as Chief Financial Officer of the Better Apparel segments at Jones Apparel Group, Inc. from September 2005 through January 2007, where she was responsible for strategic, financial planning, business development and opportunities, and efficiency improvement. Prior to her promotion, Ms. Gargiulo served as Vice President of Finance and Controller for Kasper /Anne Klein from March 2002 to September 2005, a company acquired by Jones Apparel Group, Inc., which is a designer, marketer and wholesaler of branded apparel, footwear and accessories. Ms. Gargiulo acted as Assistant Corporate Controller from December 2000 to March 2002 for Donna Karan International (a subsidiary of LVMH), where she oversaw financial consolidation, bank reporting and disclosures, as well as budgeting, forecasting and strategic planning covering all domestic and international markets. Donna Karan International is a wholesale and retail manufacturer of ready-to-wear apparel for men and women, childrenswear and accessories. From May 1999 to December 2000, Ms. Gargiulo served as Apparel Group Controller at Donna Karan International and oversaw financial reporting for the company’s wholesale apparel and shoe segments. Ms. Gargiulo also served as Divisional Controller for Shoes & Accessories of Donna Karan International from October 1996 to May 1999. Ms. Gargiulo served as Assistant Controller at Episode USA, Inc. from December 1993 to September 1996 and also held finance and accounting positions at Loehmann’s Inc. from July 1992 to December 1993, Deloitte & Touche LLP (TRADE Retail and Distribution Services Group) from January 1990 to July 1992, and Mahoney Cohen from August 1988 to December 1989. Ms. Gargiulo earned a Masters in Business Administration in Finance from Pace University in 1995 and a Bachelor of Science in Accounting from St. John’s University in 1990.

There is no family relationship between Ms. Gargiulo and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. There are no transactions between the Company and Ms. Gargiulo or any member of Ms. Gargiulo’s immediate family of the type set forth in Item 404(a) of Regulation S-B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2007	SKINS INC.

By: /s/ Mark Klein
Name Mark Klein
Title: Chief Executive Officer